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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 23, 2009




                               COGNEX CORPORATION
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               (Exact name of registrant as specified in charter)

      Massachusetts                  0-17869                    04-2713778
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    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    incorporation)

                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 23, 2009, each of Eric Ceyrolle, Executive Vice President of Worldwide Sales and Marketing, MVSD, and Justin Testa, Executive Vice President and Business Unit Manager, Vision Systems, ceased to serve as an "executive officer" of Cognex Corporation (the "Company") as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934. Mr. Ceyrolle has informed the Company of his intention to resign from the Company after 17 years of service and return to his native France. He relocated to the Company's headquarters in the United States in 2006 upon his promotion to Executive Vice President. Mr. Testa, whose duties with the Company have changed, will continue to serve as a member of the Company's senior management team.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COGNEX CORPORATION

Dated: April 27, 2009                      By: /s/ Richard A. Morin
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                                           Richard A. Morin
                                           Executive Vice President of Finance,
                                           Chief Financial Officer and Treasurer